---------------------------
                                                            OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number:       3235-0060
                                                     Expires:     April 30, 2009
                                                     Estimated average burden
                                                     hours per response     38.0
                                                     ---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 12TH, 2006


                             NETCO INVESTMENTS INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                   333-47514             91-2031335
-------------------------------   ----------------  ----------------------------
(State or other jurisdiction of   (Commission File        (IRS Employer
 incorporation or organization)        Number)          Identification No.)


    Suite 206, 388 Drake Street                         V6B 6A8
Vancouver, British Columbia, Canada
----------------------------------------  --------------------------------------
(Address of principal executive offices)               (Zip Code)


  Registrant's telephone number                      (604) 681-1064
      (including area code)           -----


---------------------------------------  ---------------------------------------
   (Former name or former address if                   (Zip Code)
      changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               The Company's shareholders ratified the Asset Purchase & Assignment Agreement dated April 7th 2006, as amended on May 30th 2006, June 21st 2006 and July 12th 2006 between the Company and Syntec Biofuel Inc. ("Syntec"). Under the Agreement, the Company agreed to acquire all the assets of Syntec including the I.P. (for catalysts that can convert biomass into ethanol and other alcohols), and assume all of Syntec's liabilities. Under the amendment dated July 12th 2006, the Company agreed to return all of the assets including the I.P. and assign back all of the liabilities assumed but unpaid, in the event the company is unable to raise a minimum of $500,000 via a private placement, within the next 60 days and Syntec agreed to transfer back for cancellation 15,700,000 shares issued to Syntec as purchase consideration.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.


SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               See Item 1.01 above. The Company will issue 15,700,000 shares to Syntec as consideration for the purchase of the assets as described in the Asset Purchase and Assignment Agreement dated April 7th 2006, as amended. The Company's issued and outstanding shares, post acquisition, will be 24,250,000.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               NetCo has agreed to assume the liabilities of Syntec, estimated at $185,000. However, these liabilities will be assigned back to Syntec if the Company is unable to raise a minimum of $500,000 under a Private Placement within the next 60 days. These debts will be paid as and when NetCo has raised sufficient capital to make payment.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.

SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               The Company will issue 15,700,000 common shares to Syntec as consideration for the acquisition of their assets. These shares will be restricted from trading until released from Section 144. These shares will be returned to the Company, in the event the company is unable to raise a minimum of $500,000 within the next 60 days, via a private placement

               The Company ratified the Stock Option Plan, as previously filed.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.

SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               On July 12th 2006, the Registrant, at their Annual General Meeting, agreed to terminate the services of their principal accountant, Amisano Hanson Chartered Accountants. They further agreed to hire the accounting firm, Dale Matheson, Carr-Hilton Labonte, Chartered Accountants, as their replacement. The above actions were recommended by the Registrant's Board of Directors.

               The decision to change the Registrant's certified accountant had nothing to do with the performance of the former accountant's services. Amisano Hanson's report in the 2003, 2004 and 2005 Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

               The Registrant did not have any disagreements with Amisano Hanson, either resolved or unresolved from the Company's inception in March 15, 2000 through to the last audited financial statements in December 31, 2005 nor during the interim period from January 1st 2006 to July 20th 2006. The Company and Amisano Hanson did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Amisano Hanson's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

               The Company has given Amisano Hanson authorization to fully respond to the inquiries of the Company's new accountants, Dale Matheson, Carr-Hilton Labonte, concerning the previous financial statements audited by Amisano Hanson. There were no limitations placed upon Amisano Hanson, whatsoever.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.

SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               The Board of Directors' proposal at the Annual General Meeting that Michael Jackson, Cary Martin and Michael Raftery be elected as the Directors of the Company was approved by the shareholders.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               The Shareholders passed a Resolution authorizing the Directors to forward split the common shares where every one (1) of the company's issued and outstanding common stock will be split into two (2) common shares, at the discretion of the Directors. This action will result in the shareholder owning two (2) shares of common stock for every one (1) share of common stock held by them. In the event the Directors effect the forward split, the number of issued and outstanding shares will increase from 8,550,000 to 17,100,000.

               The Shareholders approved the name change of the Company from NetCo Investments Inc. to Syntec Biofuel Inc. The Company will amend their Articles and apply to the Secretary of State, in Washington for a name change.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS.

               No events to report.

SECTION 6      ASSET-BACKED SECURITIES

ITEM 6.01      ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

               No events to report.

ITEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

               No events to report.

ITEM 6.03      CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

               No events to report.

ITEM 6.04      FAILURE TO MAKE A REQUIRED DISTRIBUTION.

               No events to report.

ITEM 6.05      SECURITIES ACT UPDATING DISCLOSURE.

               No events to report.

SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.

SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               The AGM which held on the 21st June 2006 was adjounrned until the 11th July, 2006 and further adjourned until the 12th July, 2006 and was held on July 12th, 2006.


SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS

               No events to report.

               EXHIBITS

               1.   Minutes of the Annual General Meeting dated July 12th,
                    2006
               2.   News release disseminated July 14th, 2006
               3. Letter from Registrant to Amisano Hanson, Chartered Accountants, dated July 20, 2006.
               4. Letter from Amisano Hanson, Chartered Accountants, addressed to the Commission, stating that they agree with the statements made by the Registrant in the Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.


/s/ Michael Jackson
-----------------------------------
Michael Jackson, President

July 20th 2006
-----------------------------------
Date